                                                                   EXHIBIT 99.01
                                VOTING AGREEMENT

         VOTING AGREEMENT dated as of January 6, 1999, between The FINOVA Group Inc., a Delaware corporation ("Parent"), and the persons listed on Schedule A hereto (collectively, the "Securityholders").

         WHEREAS, Parent, FINOVA Newco Inc., a Delaware corporation ("Merger Sub"), and Sirrom Capital Corporation, a Tennessee corporation (the "Company"), propose to enter into an Agreement and Plan of Merger, dated the date hereof (as the same may be amended or supplemented, the "Merger Agreement") providing for the merger of Merger Sub with and into the Company (the "Merger");

         WHEREAS, each Securityholder, as of the date hereof, owns in the aggregate (including shares held both beneficially and of record and other shares held either beneficially or of record) the number of shares of common stock, no par value, of the Company (the "Common Shares") set forth opposite such Securityholder's name on Schedule A hereto and; such Common Shares, as they may be adjusted by stock dividend, stock split, recapitalization, combination or exchange of shares, merger, consolidation, reorganization or other chance or transaction of or by the Company, together with securities that may be acquired after the date hereof by such Securityholder including Common Shares issuable upon the exercise of options to purchase Common Shares (as the same may be adjusted as aforesaid), being collectively referred to herein as the "Securities"; and

         WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that the Securityholders (who include all of the members of the Board of Directors of the Company) enter into this Agreement (capitalized terms not otherwise defined herein shall have the meanings set forth in Merger Agreement);

         NOW, THEREFORE, to induce Parent to enter into, and in consideration of it entering into the Merger Agreement, and in consideration of the premises and the representations, warranties and agreements contained herein, the parties agree as follows:

         1. COVENANTS OF THE SECURITYHOLDERS. Each Securityholder, severally and not jointly, agrees as follows:

                  (a) The Securityholder shall not, except as contemplated by the terms of this Agreement, (i) sell, transfer, pledge, assign or otherwise dispose of, or enter into any Contract (as defined below), option or other arrangement (including any profit sharing arrangement) or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, the Securities to any person or entity other than Parent or Parent's designee, (ii) enter into any voting arrangement, whether by proxy, voting agreement, voting trust, power-of-attorney or otherwise, with respect to the Securities, or (iii) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby; provided, however, that any Securityholder that is an individual may transfer all or any part of his or her Securities to any sibling or any other member of his or her immediate family, any of his or her lineal descendants or any trust for the benefit of any of them, if the recipient of the Securities agrees in advance, in a writing delivered to Parent, to be bound by this Agreement.

                  (b) Until the Merger is consummated or the Merger Agreement is terminated, the Securityholder shall not, nor shall the Securityholder permit any investment banker, financial adviser, attorneys accountant or other representative or the Securityholder to, directly or indirectly (i) solicit, initiate or encourage (including, by way of furnishing information), or take any other action designed or reasonably likely to facilitate, any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, any Acquisition Proposal or (ii) participate in any discussions or negotiations regarding any Acquisition Proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by an investment banker, financial advisor, attorney, accountant or other representative or agent of the Securityholder, acting on behalf of such Securityholder and not on behalf of the Company shall be deemed to be a violation of this Section l(b) by the Securityholder. Notwithstanding the foregoing, any Securityholder that is a director of the Company shall not violate this Section 1(b) to the extent that the Company's Board of Directors is permitted to act under Section 4.4(b) and 4.14(a) of the Merger Agreement.

                  (c) At any meeting of Securityholders of the Company called to vote upon the Merger and the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger and the Merger Agreement is sought, each Securityholder shall vote (or cause to be voted) such Securityholder's Securities in favor of the Merger, the adoption of the Merger Agreement and the approval of the other transactions contemplated by the Merger Agreement. At any meeting of Securityholders of the Company or at any adjournment thereof or in any other circumstances upon which the Securityholder's vote, consent or other approval is sought, such Securityholder shall vote (or cause to be voted) such Securityholder's Securities against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any other Acquisition Proposal (collectively, "Alternative Transactions") or
(ii) any amendment of the Company's Charter or by-laws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement including any consent to the treatment of any Securities in or in connection with such transaction (collectively, "Frustrating Transactions").

                  (d) No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as such director or officer. Each Securityholder signs solely in his or her capacity as the record holder and/or beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of such Securityholder's Securities and nothing herein shall limit or affect any actions taken by a Securityholder in its capacity as an officer or director of the Company to the extent specifically permitted by the Merger Agreement.

         2. GRANT OF IRREVOCABLE PROXY COUPLED WITH AN INTEREST; APPOINTMENT OF PROXY.

                  (a) Each Securityholder hereby irrevocably grants to, and appoints, Samuel L. Eichenfield, Matthew Breyne, Glenn E. Gray or any other individual designated by Parent, and each of them, such Securityholder's proxy and attorney-in-fact with full power of substitution), for and in the name, place and stead of such Securityholder, to vote such Securityholder's Securities, or grant a consent or approval in respect of such Securities, at any meeting of Securityholders of the Company or at any adjournment thereof or in any other circumstances upon which their vote, consent or their approval is sought, (i) in favor of the Merger, the adoption by the Company the Merger Agreement and the approval of the other transactions contemplated by the Merger Agreement, and (ii) against any Alternative Transaction or Frustrating Transaction.

                  (b) Each Securityholder represents that any proxies heretofore given in respect of such Securityholder's Securities are not irrevocable, and that any such proxies are hereby revoked.

                  (c) EACH SECURITYHOLDER HEREBY AFFIRMS THAT THE PROXY SET FORTH IN THIS SECTION 2 IS COUPLED WITH INTEREST AND IS IRREVOCABLE UNTIL SUCH TIME AS THIS AGREEMENT TERMINATES IN ACCORDANCE WITH ITS TERMS. Such Securityholder hereby further affirms that the irrevocable proxy is given in connection with the execution of the Merger Agreement and that such irrevocable proxy is given to secure the performance of the duties of such Securityholder under this Agreement. Such Securityholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with provisions of Section 48-17-203(d) of the Tennessee Business Corporation Act ("TBCA"). Such irrevocable proxy shall be valid until the later to occur of
(i) one year from the date hereof or (ii) termination of this Agreement in accordance with its terms.

         3. REPRESENTATIONS AND WARRANTIES OF THE SECURITYHOLDERS. Securityholder hereby, severally and not jointly, represents and warrants to Parent as follows:

                  (a) The Securityholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions






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contemplated hereby have been duly authorized by the Securityholder. This
Agreement has been duly executed and delivered by the Securityholder and constitutes a valid and binding obligation of the Securityholders enforceable against the Securityholder in accordance with its terms. Except for the informational filings with the Securities and Exchange Commission, neither the execution, delivery or performance of this Agreement by the Securityholder of the transactions contemplated hereby will (i) require any filing with, or permit, authorization, consent or approval of, any federal, state, local or municipal foreign or other government or subdivision, branch, department or agency thereof or any government or quasi-governmental authority of any nature, including any court or other tribunal, (a "Governmental Entity"), (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under, or give rise to any right of termination, amendment, cancellation or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Securityholder under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, permit, concession, franchise, contract, agreement or other instrument or obligation (a "Contract") to which the Securityholder is a party or by which the Securityholder or any of the Securityholder's properties or assets, including the Securityholder's Securities, may be bound or (iii) violate any judgment, order, writ, preliminary or permanent injunction or decree (an "Order") or any statute, law, ordinance, rule or regulation of any Governmental Entity (a "Law") applicable to the Securityholder or any of the Securityholder's properties or assets, including the Securityholder's Securities.

                  (b) THE SECURITIES. The Securityholder's Securities and the certificates representing such Securities are now, and it all times during the term hereof will be, held by such Securityholder, or by a nominee or custodian for the benefit of such Securityholder, and such Securities are not subject to any proxies, voting trusts or agreements, understandings, arrangements or other similar restrictions. The Securityholder owns of record or beneficially no securities of the Company, or any options, warrants or rights exercisable for securities of the Company, other than such Securityholder's Securities and shares of Common Stock issuable upon the exercise of any Company options, in each case as set forth on Schedule A hereto.

                  (c) BROKERS. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Securityholder.

                  (d) MERGER AGREEMENT. The Securityholder understands and acknowledges that Parent is entering into, the Merger Agreement in reliance upon the Securityholder's execution and delivery of this Agreement.

         4. BOARD APPROVAL. The Board of Directors of the Company has duly and validly authorized and approved by all necessary corporate action, this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby, so that by the execution and delivery hereof no restrictive provision of any "fair price," "moratorium," "control-share acquisition," "interested shareholders" or other similar anti-takeover statute or regulation (including, without limitation, Section 48-35-205 of the TBCA) or restrictive provision of any applicable anti-takeover provision in the Articles of Incorporation or by-laws of the Company is, or at the closing of the transactions contemplated hereby will be, applicable to the Company, Parent, the Securities, the Merger or any other transaction contemplated by this Agreement.

         5. REPRESENTATIONS AND WARRANTIES OF PARENT. Parent hereby represents and warrants to the Securityholders as follows:

                  (a) AUTHORITY. Parent has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Parent and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent. This Agreement has been duly executed and delivered by Parent and constitutes a valid and binding obligation of the Securityholders, constitutes a valid and binding obligation of Parent enforceable in accordance with its terms.

         6. FURTHER ASSURANCES. Each Securityholder will, from time to time, execute and deliver, or cause to be executed and delivered. such additional or further transfers, assignments, endorsements, consents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and to vest the power to vote such Securityholder's Securities as contemplated by Section 2. Parent agrees to use reasonable efforts to take, or cause to be taken, all actions necessary to comply promptly with all legal requirements that may be imposed with respect to the transactions contemplated by this Agreement.

         7. ASSIGNMENT; BINDING EFFECT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         8. TERMINATION. This Agreement, including all rights and obligations of the parties hereunder, shall terminate upon the earlier of the termination of the Merger Agreement pursuant to Section 6.1 thereof or the Effective Time, PROVIDED, HOWEVER, that if the Merger Agreement is terminated pursuant to
Section 6.1(d), 6.1(g) or 6.1(h) of the Merger Agreement and at the time of termination there shall have been an Acquisition Proposal, this Agreement shall not terminate until the earlier of (i) four months following the termination of the Merger Agreement or (ii) payment to the Parent of a Termination Fee pursuant to Section 6.2.

         9. STOP TRANSFER. The Company agrees with, and covenants to, Parent that the Company shall not register the transfer of any certificate representing any Securityholder's Securities unless such transfer is made in accordance with the terms of this Agreement.

         10. GENERAL PROVISIONS.

                  (a) EXPENSES. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.

                  (b) AMENDMENTS. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

                  (c) NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed given upon receipt to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (i)      if to Parent, to

                           The FINOVA Group Inc.
                           1850 N. Central Avenue
                           P.O. Box 2209
                           Phoenix, Arizona  85002-2209
                           Facsimile: (602) 207-1019

                           with a copy to:

                           Jeffrey N. Klauder
                           Morgan, Lewis & Bockius LLP
                           1701 Market Street
                           Philadelphia, Pennsylvania 19103
                           Facsimile:  (215) 963-5694

                                    and

                  (ii) if to a Securityholder, to the address set forth under the name of such Securityholder on Schedule A hereto with a copy to:
                           Bass, Berry & Sims PLC
                           2700 First American Center
                           Nashville, TN  37238
                           Telecopy:  (615) 742-6262
                           Attention:  Bob F. Thompson

                  (d) INTERPRETATION. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

                  (e) COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                  (f) ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                  (g) GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law, except that the provisions of the TBCA shall apply with respect to the granting of the irrevocable proxy pursuant to Section 2(c) hereof.

                  (h) PUBLICITY. Except as otherwise required by law, court process or the rules of a national securities exchange or the New York Stock Exchange or as contemplated or provided in the Merger Agreement, for so long as this Agreement is in effect, neither any Securityholder nor Parent shall issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement or the Merger Agreement without the consent of the other parties, which consent shall not be unreasonably withheld.

         11. ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in a court of the United States. This being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.

         EACH SECURITYHOLDER AGREES THAT, IN CONNECTION WITH ANY
LEGAL SUIT OR PROCEEDING ARISING WITH RESPECT TO THIS AGREEMENT IT SHALL SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE AND AGREES TO VENUE IN SUCH COURTS. EACH SECURITYHOLDER HEREBY APPOINTS THE SECRETARY OF THE COMPANY AS ITS AGENT FOR SERVICE OF PROCESS FOR PURPOSES OF THE FOREGOING SENTENCE ONLY. EACH PARTY HERETO WAIVES ANY RIGHT TO JURY TRIAL IN CONNECTION WITH ANY SUCH SUIT OR PROCEEDING.

         IN WITNESS WHEREOF Parent has caused this Agreement to be signed by its officer thereunto duly authorized and each Securityholder has signed this Agreement, all as of the date first written above.

                                       THE FINOVA GROUP INC.


                                       By: /s/ Glenn E. Gray
                                           ----------------------------------
                                           Name: Glenn E. Gray
                                           Title: Vice President



                                       SECURITYHOLDER


                                       By: /s/ E. Townes Duncan
                                           ----------------------------------
                                           Name: E. Townes Duncan



                                       SECURITYHOLDER


                                       By: /s/ William D. Eberle
                                           ----------------------------------
                                           Name: William D. Eberle



                                       SECURITYHOLDER


                                       By: /s/ Edward J. Mathias
                                           ----------------------------------
                                           Name: Edward J. Mathias

                                       SECURITYHOLDER


                                       By: /s/ Robert A. McCabe, Jr.
                                           ----------------------------------
                                           Name: Robert A. McCabe, Jr.



                                       SECURITYHOLDER


                                       By: /s/ George M. Miller, II
                                           ----------------------------------
                                           Name: George M. Miller, II



                                       SECURITYHOLDER


                                       By: /s/ John A. Morris, Jr., M.D.
                                           ----------------------------------
                                           Name: John A. Morris, Jr., M.D.



                                       SIRROM PARTNERS, L.P.


                                       By: /s/ John A. Morris, Jr., M.D.
                                           ----------------------------------
                                           Name: John A. Morris, Jr., M.D.



                                       SECURITYHOLDER


                                       By: /s/ Raymond H. Pirtle, Jr.
                                           ----------------------------------
                                           Name: Raymond H. Pirtle, Jr.



                                       SECURITYHOLDER


                                       By: /s/ Keith M. Thompson
                                           ----------------------------------
                                           Name: Keith M. Thompson

                                       SECURITYHOLDER


                                       By: /s/ Christopher H. Williams, III
                                           ----------------------------------
                                           Name: Christopher H. Williams, III



                                       SECURITYHOLDER


                                       By: /s/ L. Edward Wilson
                                           ----------------------------------
                                           Name:  L. Edward Wilson




                                     JOINDER

         The undersigned joins in the execution and delivery of this Agreement for the sole purpose of agreeing to be bound by the provisions of Section 9 of this Agreement.

                                       SIRROM CAPITAL CORPORATION


                                       By: /s/ David M. Traversi
                                           ----------------------------------
                                           Name: David M. Traversi
                                           Title:  President

                                                         SCHEDULE A TO EXHIBIT 2


                                             COMMON         ADDITIONAL SECURITIES
NAME AND ADDRESS                             SHARES           BENEFICIALLY OWNED
----------------                             ------           ------------------
E. Townes Duncan                              400             Options to purchase
Solidus                                                       12,000 shares
30 Burton Hills Boulevard
Suite 100
Nashville, TN  37215

William D. Eberle                            3,000            Options to purchase
13 Garland Road                                               32,000 shares
Concord, MA  01742
         or
1059 Buttonwood Lane
Bandy Beach, Unit D-101
Sanibel, FL  33957

Edward J. Mathias                           128,660           Options to purchase
The Carlyle Group                                             32,000 shares
1001 Pennsylvania Avenue, N.W.
Suite 220 S.
Washington, D.C.  20004

Robert A. McCabe, Jr.                         200             Options to purchase
First American Bank                                           20,400 shares
First American Center
6th Floor
Nashville, TN  37237

George M. Miller, II                    215,318 (Direct)      Options to purchase
500 Church Street                       190,830 (held by      1,224,680 shares
Suite 200                               three trusts the
Nashville, TN  37219                  trustee of which is
                                       Mr. Miller's Wife)

John A. Morris, Jr., M.D.                 716,112 (by
243 Medical Center South                 Sirrom, Ltd.)
2100 Pierce Avenue                       3,402,296 (by
Nashville, TN  37212                    Sirrom Partners,
                                             L.P.)




Raymond H. Pirtle, Jr.                           37,456           Options to purchase
Equitable Securities                                              44,000 shares
900 Nashville City Center
Nashville, TN  37219

Keith M. Thompson                                11,000           Options to purchase
Republic Automotive Parts                                         16,000 shares
500 Wilson Pike Circle, Ste. 115
Brentwood, TN  37027

Christopher H. Williams, III                    609,358
Harris Williams & Co.
707 East Main Street, 19th Floor
Richmond, VA  23219

L. Edward Wilson                                107,327           Options to purchase
SRF, Inc.                                                         44,000 shares
500 Church Street
Suite 200
Nashville, TN  37219